EXHIBIT 10.1

                               PURCHASE AGREEMENT

            THIS PURCHASE AGREEMENT ("Agreement") is made as of the 12th day of September 2005, by and among Knockout Holdings, Inc., a Delaware corporation (the "Company"), and the Purchasers set forth on the signature pages affixed hereto (each a "Purchaser" and collectively the "Purchasers").

                                    Recitals

            A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act of 1933, as amended ("1933 Act"), and the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act;

            B. The Purchasers have agreed to purchase, and the Company has agreed to sell and issue to the Purchasers, upon the terms and subject to the conditions stated in this Agreement, an aggregate of up to $2,800,000 the Company's 16.66% Senior Convertible Notes due March 31, 2007 in the form annexed hereto as Exhibit A (each a "Note" and, collectively, the "Notes") in the respective amounts set forth on the Purchaser's signature page attached hereto; and

            D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form annexed hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

            In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

            1.1. "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person, where "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            1.2. "Agreements" means this Agreement, the Registration Rights Agreement, the Notes, and any other agreement entered into, now or in the future, by the Company in connection with this Agreement or any of the other Agreements.

            1.3. "Closing" means the consummation of the transactions contemplated by this Agreement.

            1.4. "Closing Date" is defined in Section 3.1.

            1.5. The "Company" shall refer to the Company (as defined in the first paragraph hereof). -------

            1.6. "Conversion Price" shall have the meaning as defined in the Notes.

            1.7. "Disclosure Schedule" is defined in Section 4.

            1.8. "Holder" means (i) any Person in whose name a Note is registered from time to time, or (ii) if the Note is held by a financial intermediary for the benefit of other Persons, such other Persons as indicated in the records of such financial intermediary.

            1.9. "Material Adverse Effect" means a material adverse effect on the (i) condition (financial or otherwise), business, assets or results of operations of the Company; (ii) ability of the Company to perform any of its material obligations under the terms of the Agreements; or (iii) material rights and remedies of a Purchaser under the terms of the Agreements.

            1.10. "Notes" shall have the meaning set forth in the recitals to this Agreement.

            1.11. "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            1.12. "Required Holders" means the Holders of not less than 50% in aggregate principal amount of the Notes then outstanding exclusive of any Notes then owned by either the Company or any of its Affiliates.

            1.13. "SEC" means the U.S. Securities and Exchange Commission.

            1.14. "SEC Filings" is defined in Section 4.6.

            1.15. "Securities" means the Notes and Underlying Shares.

            1.16. "Subsidiary" means each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

            1.17. "Underlying Shares" means the shares of Common Stock issued or issuable upon conversion of, as payment for principal and/or interest under, or otherwise pursuant to, the Notes.

            1.18. "1933 Act" shall have the meaning set forth in the recitals to this Agreement.

            1.19. "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      2. Purchase and Sale of the Notes. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties made herein, each of the Purchasers hereby severally, and not jointly, agrees to purchase, and the Company hereby agrees to sell and issue to each of the Purchasers, (a) the Notes in the principal amount set forth on such Purchaser's signature page attached hereto at the Closing for a purchase price equal to such principal amount (the "Purchase Price"). The Purchase Price shall be payable by check, wire transfer or as otherwise agreed to by the Company and the Purchaser.

      3. Closing.

            3.1. Closing Procedure. Upon receipt by the Company of executed signature pages to this Agreement from Purchasers for the purchase of $2,800,000, the Company shall promptly notify such Purchasers and set a date for the Closing, which shall be on or before September 12, 2005 or as otherwise mutually agreed to by the Company and the Purchasers (the "Closing Date").

            3.2. Closing Date Deliveries.

                  (a)   On the Closing Date, the Company shall deliver to the
                        Purchasers:

                        (i)   The Notes in the form attached as Exhibit A;

                        (ii) The executed Registration Rights Agreement in the form attached as Exhibit B;

                        (iii) A certificate executed by the Chief Executive
                              Officer and Chief Financial Officer of the
                              Company, in the form attached as Exhibit C;

                        (iv) The opinion of counsel to the Company in the form attached as Exhibit D;

                        (v) All consents and waivers required under or in respect of any agreement or instrument to which the Company is a party or by which any of its properties or assets is bound, or under any applicable law, that are necessary or appropriate in connection with the transactions contemplated by the Agreements, in form and substance satisfactory to the Purchasers; and

                  (b)   On the Closing Date, the Purchasers shall deliver to the
                        Company:

                        (i) The aggregate Purchase Price in an amount equal to the principal amount of the Notes set forth on the Purchasers' signature pages hereto for the Notes to be purchased; and

                        (ii)  The executed Registration Rights Agreement.

            3.3. Closing Conditions.

                  (a) The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

                        (i) The Company shall have executed each of the Agreements and delivered the same to the Purchasers, including, without limitation, the Notes (in such denominations as such Purchaser shall request) being purchased by such Purchaser;

                        (ii) The Common Stock shall be authorized for quotation on the Nasdaq OTC Bulletin Board, trading in the Common Stock shall not have been within the last 365 days suspended;

                        (iii) The representations and warranties of the Company
                              shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchasers shall have received a certificate, executed by the Chief Executive Officer and the Chief Financial Officer, dated as of the Closing Date Date, to the foregoing effect in the form attached hereto as Exhibit C;

                        (iv) The Purchasers shall have received an opinion of counsel to the Company in the form attached as Exhibit D;

                        (v) The Board of Directors of the Company shall have adopted resolutions authorizing and approving the transactions contemplated by this Agreement and the other Agreements, including without limitation, the issuance of the Securities and the reservation for issuance and the issuance of the Underlying Shares;

                        (vi) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation and good standing of the Company and each of its Subsidiaries in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten (10) days of the Closing Date;

                        (vii) The Company shall have delivered to such Purchaser
                              a secretary's certificate dated as of the Closing Date, as to (A) the resolutions of the Board of Directors, (B) the Certificate of Incorporation and (C) the Bylaws, each in effect at the Closing Date; and

                        (viii) The Purchasers shall have entered into an
                              agreement with certain shareholders of the Company whereby such shareholders shall have agreed to transfer to the Purchasers in the aggregate 36,250 shares of the Company's Series A Convertible Preferred Stock.

                  (b) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                        (i) Each of the Purchasers shall have executed each of the Agreements to which it is a party;

                        (ii) Each of the Purchasers shall have delivered to the Company the Purchase Price for the Notes being purchased by such Purchaser by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; and

                        (iii) The representations and warranties of each of the
                              Purchasers shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and each of the Purchasers shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

      4. Representations and Warranties of the Company. Except as disclosed in the Company's SEC Filings (as defined below) or in the Company disclosure schedule delivered herewith (the "Disclosure Schedule"), the Company hereby represents and warrants to the Purchasers that:

            4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation validly existing and in good standing under the laws of its organization and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not result in a Material Adverse Effect.

            4.2. Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company necessary for (i) the authorization, execution and delivery of the Agreements,
(ii) authorization of the performance of all obligations of the Company hereunder and thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities, other than amending its Certificate of Incorporation as set forth in Section 6.2 below. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally and general principles of equity that restrict the availability of equitable or legal remedies.

            4.3. Capitalization. Set forth in Section 4.3 of the Disclosure
Schedule is (a) a description of the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding on the date hereof; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Notes) exercisable for, or convertible into or exchangeable for any shares of capital stock (assuming the transactions contemplated herein have been effected solely for the purpose of computing antidilutive provisions in any such securities). All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company.

            4.4. Valid Issuance. The Notes and the Underlying Shares are duly authorized, and such Securities, when issued in accordance herewith and, in respect of the Underlying Shares, pursuant to the terms of the Notes will be validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions imposed by or through the Company, except for restrictions on transfer imposed by applicable securities laws.

            4.5. Consents. Except as set forth in the Disclosure Schedule, the execution, delivery and performance by the Company of the Agreements and, subject to the truth and accuracy of the representations made by the Purchasers in Section 5 of this Agreement, the offer, issuance and sale of the Securities, require no consent of, action by or in respect of, or filing with, any Person, agency, or official, other than the amendment to the Certificate of Incorporation referred to in Section 6.2 below and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws.

            4.6. SEC Filings; Business. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to or on the date hereof and all registration statements and exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Filings"). None of the SEC Filings, as of the date filed and as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Filings complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company in all material respects.

            4.7. Use of Proceeds. The proceeds of the sale of the Notes hereunder shall be used by the Company for the following purposes: (a) the repayment of indebtedness disclosed in the SEC Filings or otherwise disclosed in
Section 4.7 of the Disclosure Schedule, and (b) general corporate purposes and working capital.

            4.8. No Material Adverse Change. Except as disclosed and described in the Company's SEC Filings, since December 31, 2004, there has not been:

(a) any change in the consolidated assets, liabilities, financial condition or operating results of the Company and its Subsidiaries, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

(b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(c) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company or its Subsidiaries;

(d) any waiver by the Company or any of its Subsidiaries of a material right or of a material debt owed to it;

(e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or its Subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

(f) any material change or amendment to or breach or default of a material contract or arrangement by which the Company, any of its Subsidiaries or any of its assets or properties is bound or subject;

(g) any material labor difficulties or labor union organizing activities with respect to employees of the Company or its Subsidiaries;

(h) any material transaction entered into by the Company or its Subsidiaries other than in the ordinary course of business; or

(i) any other event or condition of any character that the Company believes will have a Material Adverse Effect.

            4.9. No Conflict, Breach, Violation or Default; Compliance with Law. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute a default under, require any consent, approval or filing under, result in or require the creation or imposition of any lien or encumbrance upon or with respect to the Company's or its Subsidiaries' property under (i) the Company's or its Subsidiaries' Certificate of Incorporation (including any certificates of designation) or the Company's or its Subsidiaries' Bylaws, both as in effect on the date hereof,
(ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, its Subsidiaries or any of their properties; or (iii) any material contract, loan or instrument by which the Company, its Subsidiaries or their property is bound. Each of the Company and its Subsidiaries (i) is not to its knowledge in violation of any statute, rule or regulation applicable to it or its assets or its activities, (ii) is not in violation of any judgment, order or decree applicable to it or its assets; and (iii) has not received notice from any Person of any claim, investigation or inquiry, that, if adversely determined, would render the preceding sentence untrue or incomplete and the Company is aware of no facts or circumstances which could give rise to such a claim, investigation or inquiry.

            4.10. Tax Matters. Each of the Company and its Subsidiaries has timely prepared and filed all material tax returns required to have been filed by the Company or its Subsidiaries with all appropriate governmental agencies and timely paid all material taxes owed by it, in each case taking into account permitted extensions and assessments challenged in good faith and disclosed in the SEC Filings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or its Subsidiaries nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company or any of its Subsidiaries is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company, any of its Subsidiaries or any of its respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

            4.11. Title to Properties and Securities. Except as disclosed in the SEC Filings, each of the Company and its Subsidiaries has good and marketable title to all properties and assets owned by it and material to its operations, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, each of the Company and its Subsidiaries holds any leased real or personal property material to the its respective operations under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

            4.12. Certificates, Authorities and Permits. Each of the Company and its Subsidiaries possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            4.13. No Labor Disputes. No material labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent.

            4.14. Intellectual Property. Each of the Company and its Subsidiaries owns or possesses adequate rights or licenses to the inventions, know-how, patents, patent rights, copyrights, trademarks, trade names, licenses, approvals, governmental authorizations, trade secrets confidential information and other intellectual property rights necessary to conduct the business now operated by it and presently contemplated to be operated by it (collectively, "Intellectual Property Rights"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. None of the Company's or its Subsidiaries' Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement, except where such expirations or termination would not result, either individually or in the aggregate, in a Material Adverse Effect. To the knowledge of the Company, the Company's and its Subsidiaries' patents and other Intellectual Property Rights and the present activities of the Company and its Subsidiaries do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party where such infringement may cause a Material Adverse Effect on the Company or its Subsidiaries, and there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding its Intellectual Property Rights, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has no knowledge of the material infringement of its or its Subsidiaries' Intellectual Property Rights by third parties and has no reason to believe that any such Intellectual Property Rights is unenforceable, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. Each of the Company and its Subsidiaries has taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties.

            4.15. Environmental Matters. None of the Company and its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

            4.16. Absence of Litigation. Except as set forth in the Company's SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, its Subsidiaries or any of their officers or directors in their capacities as such, that would reasonably be expected to result in judgments against the Company or its Subsidiaries in an amount, individually or in the aggregate, in excess of $50,000.

            4.17. Financial Statements. The financial statements included in the Company's SEC Filings present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis with the Company's past practices. Except as set forth in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those
(a) not required under generally accepted accounting principles to be reflected in the Company's financial statements, (b) incurred in the ordinary course of business, or (c) which individually or in the aggregate are not material to the financial condition or operating results of the Company.

            4.18. Insurance Coverage. Each of the Company and its Subsidiaries maintains in full force and effect insurance coverage that the Company reasonably believes to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

            4.19. Brokers and Finders. The Purchasers shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement by reason of any agreement of or action taken by the Company.

            4.20. No General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

            4.21. Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of the applicable agreements, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof (other than any such taxes, liens and charges created by any Purchaser or assignee or transferee), and shall not be subject to pre-emptive rights or other similar rights of shareholders of the Company. Upon their issuance, the Underlying Shares will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than any such taxes, liens and charges created by any Purchaser or any assignee or transferee), with the holders being entitled to all rights accorded to a holder of Common Stock.

      5. Representations and Warranties of the Purchaser. Each of the Purchasers hereby severally, and not jointly, represents and warrants to the Company that:

            5.1 Organization, Good Standing, Authorization. If Purchaser is an entity, it is a corporation, limited liability company, trust or partnership or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction. Purchaser has full power and authority (corporate or otherwise) to execute, deliver and enter into this Agreement and the Registration Rights Agreement. The execution, delivery and performance by the Purchaser of this Agreement and the Registration Rights Agreement have been duly authorized and this Agreement and the Registration Rights Agreement will each constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally and general principles of equity that restrict the availability of equitable or legal remedies.

            5.2 Purchase Entirely for Own Account. The Securities to be received by the Purchaser hereunder will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

            5.3 Investment Experience. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters and in private placement transactions of companies similar to the Company so that it is capable of evaluating the merits and risks of the purchase contemplated hereby.

            5.4 Disclosure of Information. The Purchaser has had an opportunity to receive documents related to the Company and its Subsidiaries and to ask questions of and receive answers from the Company regarding the Company, its Subsidiaries, its business and the terms and conditions of the offering of the Securities and has received and read the SEC Filings filed via EDGAR. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or made pursuant to this Agreement.

            5.5 Restricted Securities. The Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable state laws and regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

            5.6 Legends. It is understood that, until registration for resale pursuant to the Registration Rights Agreement or until sales under Rule 144(k) under the 1933 Act are permitted, certificates evidencing the Securities may bear one or all of the following legends or legends substantially similar thereto:

                  (a) "The shares represented by this certificate may not be transferred without (i) the opinion of counsel reasonably satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

                  (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

            Upon registration for resale pursuant to the Registration Rights Agreement or upon Rule 144(k) under the 1933 Act becoming available, the Company shall promptly cause certificates evidencing the Underlying Shares previously issued to be replaced with certificates which do not bear such restrictive legends, and all Underlying Shares subsequently issued shall not bear such restrictive legends and each Purchaser will certify to the Company that it will thereafter sell the Common Stock evidenced by such unlegended certificates only pursuant to the Prospectus (as defined in the Registration Rights Agreement) as permitted under the Registration Rights Agreement or pursuant to Rule 144(k).

            5.7 Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

            5.8 No General Solicitation. The Purchaser did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

            5.9 No Shorting. Neither the Purchaser nor any of its affiliates and investment partners has, directly or indirectly, engaged in "short sales" of the Company's Common Stock or any hedging strategies. Each Purchaser agrees that on any business day prior to the time such Purchaser no longer holds any Securities, such Purchaser shall not maintain a Net Short Position. For purposes hereof, "Net Short Position" shall mean circumstances in which the aggregate number of shares of Common Stock held in a short position by such Purchaser exceeds the sum of the number of Underlying Shares then issuable (without regard to any limitations on conversions or exercise) to such Purchaser.

      6. Covenants and Agreements of the Company and the Purchasers.

            6.1 Reservation of Common Stock Issuable upon Conversion of Notes. The Company hereby agrees at all times after the amendment to its Certificate of Incorporation (as described in Section 6.2 below) to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the full conversion of Notes (including payment of interest thereon), such number of shares of Common Stock as shall equal the number of shares sufficient to permit the full conversion of Notes (including payment of interest thereon) in accordance with the terms of the Notes.

            6.2 Amendment to Certificate of Incorporation. Within 90 days of the Closing, the Company shall (i) amend its Certificate of Incorporation to increase the number of its authorized shares of Common Stock to 300,000,000 shares in accordance with preliminary Schedule 14C Information Statement filed by the Company with the SEC on May 4, 2005, and (ii) immediately thereafter reserve for issuance such number of shares of Common Stock as shall be necessary for issuance upon conversion of the Notes.

            6.3 Press Releases. Any press release or other publicity originating from the Company concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Purchasers for comment one business day prior to issuance and shall not identify any Purchaser without the prior consent of such Purchaser. No press release or other public disclosure relating to this Agreement or the transactions contemplated by this Agreement may be issued or made by or on behalf of any Purchaser without prior consultation with and written consent from the Company.

            6.4 No Conflicting Agreements. The Company will not, without obtaining prior approval from the Required Holders, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Purchasers under the Agreements.

            6.5 Insurance. For so long as any Purchaser beneficially owns any of the Securities, the Company shall have in full force and effect (a) insurance reasonably believed by the Company to be adequate on all assets and activities, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company to insure (other than key man insurance).

            6.6 Compliance with Laws. So long as the Purchasers beneficially own any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

            6.7 Corporate Existence. So long as any Notes remain outstanding, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets so long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the conversion (including payment of interest thereon) in full of all Notes outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c)(i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon conversion and exercise of the Notes are (or would be upon issuance thereof) listed for trading on the Nasdaq National Market, Nasdaq Small Cap Market, New York Stock Exchange, the American Stock Exchange or the Nasdaq OTC Bulletin Board or (ii) if not such a publicly traded corporation, then the buyer agrees that it will, at the election of the Purchasers, purchase such Purchasers' Securities at a price equal to the greater of (a) 120% of the Purchase Price of such Securities or (b) the fair market value of such Securities on an as-converted and as-exercised basis based on the closing price immediately preceding such transaction or the redemption date, whichever is greater.

            6.8 Current Report. On or before the 5th business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the material terms of the transactions contemplated by the Agreements and including as exhibits to such report this Agreement, the form of the Notes and the Registration Rights Agreement in the form required by the 1934 Act (with such exhibits, a "Required Report").

            6.9 Incurrence of Indebtedness. So long as any of the Notes are outstanding, the Company shall not, without obtaining prior approval from the Required Holders, enter into, create, incur, assume or suffer to exist any indebtedness of any kind other than (a) indebtedness existing on the date hereof; (b) indebtedness of the Company to its Subsidiary; (c) indebtedness arising out of trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith; (d) indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument; (e) indebtedness which is subject and subordinate in right of payment to the right of the Holders to receive the prior indefeasible payment and satisfaction in full of the obligations under the Notes; (f) indebtedness arising under customary inventory and receivable bank financing; and (g) indebtedness the net proceeds from which is used to pay the outstanding Notes in full in accordance with their terms. The Company shall not (a) modify the terms or maturity of any indebtedness in any material respect, except the Company may modify the terms of such indebtedness to extend the maturity thereof, to defer the timing of any payments in respect thereof, to cancel any portion of such indebtedness (other than pursuant to payments in the form of cash or other assets of the Company) or to reduce the interest rate or any fees in connection therewith, or (b) prepay any material indebtedness in the form of cash or other assets of the Company without obtaining the approval from the Required Holders.

            6.10 Purchaser Covenants. Each Purchaser covenants and agrees with the Company as follows:

      (a) Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

      (b) Non-Public Information. The Purchaser agrees not to effect any purchases or sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

      (c) Confidential Information. The Company from time to time may disclose to the Purchaser pursuant to this Agreement certain confidential technical and nontechnical business information ("Confidential Information"). Notwithstanding any other provision of this Agreement, including provisions regarding the termination of this Agreement or particular terms of this Agreement, the Purchaser shall not disclose such Confidential Information to third parties until the earliest of (i) the date upon which such information ceases to be Confidential Information through no fault of the Purchaser, (ii) the date such information is required to be disclosed by law or a court of competent jurisdiction, or (iii) the fifth anniversary of the date of disclosure by the Company to the Purchaser. In the event that the Purchaser or any of its representatives is requested or required to disclose any of the Confidential Information referred to above, the Purchaser will provide the Company with prompt notice of such request or requirement so that the Company (if it so desires) may seek a protective order. The Purchaser further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by the Purchaser in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal securities laws. Confidential Information shall not include information that (A) was previously known to the receiving party prior to disclosure thereof by the other party, (B) is independently developed without the use of such Confidential Information, (C) at the time of disclosure to the receiving party is, or thereafter becomes, generally available to the public other than as a result of a disclosure by the receiving party or its representatives in violation of this Section 6.8(c), or (D) becomes available to the receiving party on a non-confidential basis from a third party provided that such third party is not bound by an obligation of confidentiality to the Company.

      7. Survival. All representations and warranties contained in this Agreement shall survive for eighteen (18) months following the Closing of the transactions contemplated hereby.

      8. Miscellaneous.

            8.1 Successors and Assigns. This Agreement may not be assigned by the Company. A Purchaser may assign its rights and delegate its duties hereunder in whole or in part to any Person (who is not a competitor or vendor of the Company) to which such Purchaser has transferred or assigned all or part of its Notes in accordance with the terms of the Notes, provided in each case that such transferee or assignee acknowledges in writing to the Company that the representations and warranties contained herein shall apply to such transferee or assignee. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            8.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax shall have the same force and effect as delivery of an original executed counterpart of this Agreement.

            8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            8.4 Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth below. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Purchasers at the facsimile telephone number or address of the Purchasers set forth below. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

                  If to the Company:

                  Knockout Holdings, Inc.
                  100 W. Whitehall Avenue
                  Northlake, IL 60164
                  Fax: (708) 279-6901
                  Attn: President

                  With a copy to:

                  Silverman Sclar Shin & Byrne PLLC
                  381 Park Avenue South
                  New York, NY 10016
                  Fax: (212) 779-8858
                  Attn: John Shin, Esq.

                  If to the Purchasers, to the addresses set forth on the signature pages hereto.

            8.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section shall be binding upon Holders, future Holders and the Company.

            8.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            8.7 Entire Agreement. This Agreement, including the exhibits and schedules hereto, the Registration Rights Agreement, the Notes and the other documents contemplated hereby constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

            8.8 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            8.9 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

            8.10 Remedies. The Purchasers shall be entitled to specific performance of the Company's obligations under the Agreements.

            8.11 Like Treatment of Purchasers and Holders. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

            8.12 Actions of Purchasers. The obligations of each Purchaser hereunder and under the documents contemplated hereby are several and not joint with the obligations of any other Purchaser, and no Purchaser shall in any way be responsible for the performance of the obligations of any other Purchaser under any such document. Nothing contained herein or in any other document contemplated hereby, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute any of the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby or thereby. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other document contemplated hereby, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            8.13 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

            8.14 Reimbursement of Expense. At the Closing, the Company shall pay Royal Capital Management LLC ("Royal") an expense allowance of $10,000 which amount shall be withheld by the Purchasers affiliated with Royal from their Purchase Price to be paid at Closing.

                            [Signature Pages Follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        The Company:

                                        KNOCKOUT HOLDINGS, INC.


                                        By: /s/ Richard Han
                                            ------------------------------------
                                        Name: Richard Han
                                        Title: CFO

                                        Purchaser:

                                        VICIS CAPITAL MASTER FUND
                                        ----------------------------------------
                                        Name
                                        By: Vicis Capital, LLC


                                        /s/ Shad Stastney
                                        ----------------------------------------
                                        By


                                        Member
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                         $1,130,000.00
                                                                   -------------

Address:                             Vicis Capital Master Fund
                                     -------------------------------------------
                                     Tower 56, Suite 700
                                     -------------------------------------------
                                     126 East 56th Street
                                     -------------------------------------------
                                     New York, NY 10022
                                     -------------------------------------------
                                     Attention: Shad Stastney, Managing Director
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

                                        Purchaser:

                                        GAMMA OPPORTUNITY CAPITAL
                                        PARTNERS, LP
                                        ----------------------------------------
                                        Name


                                        /s/ Jonathan P. Knight
                                        ----------------------------------------
                                        By


                                        President Gamma Capital Advisors Ltd,
                                        as Agent
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                           $450,000.00
                                                                     -----------

Address:                             Gamma Opportunity Capital Partners, LP
                                     -------------------------------------------
                                     1967 Longwood-Lake Mary Road
                                     -------------------------------------------
                                     Longwood, FL 32750
                                     -------------------------------------------
                                     Attention: Jonathan P. Knight, President
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

                                        Purchaser:

                                        BUSHIDO CAPITAL MASTER FUND LP
                                        ----------------------------------------
                                        Name


                                        /s/ Christopher Rossman
                                        ----------------------------------------
                                        By

                                        Managing Director, Bushido Capital
                                        Partners
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                           $450,000.00
                                                                     -----------

Address:                             Bushido Capital Master Fund LP
                                     -------------------------------------------
                                     275 Seventh Avenue, Ste 2000
                                     -------------------------------------------
                                     New York, NY 10001
                                     -------------------------------------------
                                     Attention: Chris Rossman, Director
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

                                        Purchaser:

                                        ROYAL CAPITAL VALUE FUND LP
                                        ----------------------------------------
                                        Name


                                        /s/ Yale Fergang
                                        ----------------------------------------
                                        By


                                        Managing Member
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                            $49,000.00
                                                                      ----------

Address:                             Royal Capital Value Fund LP
                                     -------------------------------------------
                                     575 Lexington Avenue, 4th Floor
                                     -------------------------------------------
                                     New York, NY 10022
                                     -------------------------------------------
                                     Attention: Yale Fergang, Portfolio Manager
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

                                        Purchaser:

                                        ROYAL CAPITAL VALUE FUND (QP) LP
                                        ----------------------------------------
                                        Name


                                        /s/ Yale Fergang
                                        ----------------------------------------
                                        By


                                        Managing Member
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                           $516,000.00
                                                                     -----------

Address:                             Royal Capital Value Fund (QP) LP
                                     -------------------------------------------
                                     575 Lexington Avenue, 4th Floor
                                     -------------------------------------------
                                     New York, NY 10022
                                     -------------------------------------------
                                     Attention: Yale Fergang, Portfolio Manager
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------

                                        Purchaser:

                                        ROYALCAP VALUE FUND LTD
                                        ----------------------------------------
                                        Name


                                        /s/ Yale Fergang
                                        ----------------------------------------
                                        By

                                        Managing Member
                                        ----------------------------------------
                                        Title

Principal Amount of Notes being purchased:                           $205,000.00
                                                                     -----------

Address:                             RoyalCap Value Fund Ltd
                                     -------------------------------------------
                                     575 Lexington Avenue, 4th Floor
                                     -------------------------------------------
                                     New York, NY 10022
                                     -------------------------------------------
                                     Attention: Yale Fergang, Portfolio Manager
                                     -------------------------------------------
                                     Fax:
                                     -------------------------------------------

                                     with a copy to:

                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------
                                     -------------------------------------------